Exhibit 10.7

AMENDMENT TO

CONVERTIBLE PROMISSORY NOTE

This Amendment to Convertible Promissory Note (the “Amendment”) is entered into on February __, 2005 (the “Effective Date”), by and between Triton Private Equities Fund, L.P. (“Payee”) and Nurescell Inc. (“Maker”).

A.

Maker and Payee have previously entered into a Convertible Promissory Note dated March 21, 2003 (the “Note”) under which the amount currently owed to Payee is $40,000.

B.

Maker and Payee now desire to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.

Amendment to the Note.  The first three paragraphs of the Note are hereby  deleted in their entirety and replaced with the following:

“FOR VALUE RECEIVED, Nurescell Inc. (“Maker”) hereby promises to pay in lawful money of the United States, in immediately available funds, to Triton Private Equities Fund, L.P. (“Payee”), or order, at 225 North Market Street, Suite 333, Wichita, Kansas, or at such other place as may be designated in writing by the holder of this Convertible Promissory Note (the "Note"), the aggregate principal amount of $40,000.00, together with interest thereon calculated and payable as set forth below.  This Note is not a

"purchase money" obligation.

The aggregate principal amount of this Note shall bear interest at the rate of ten percent (10%) per annum.  The aggregate principal amount hereof, plus all accrued interest, shall be paid in full on February 16, 2006 (the “Maturity Date”).  Maker shall have no right to voluntarily pay all or any portion of this Note prior to the Maturity Date.

Payee shall be entitled, at its option at any time prior to the full payment of this Note, to convert the entire principal amount of this Note, and accrued interest thereon, into 400,000 shares of Maker’s common stock, with the number of such shares to remain constant despite any reverse or forward stock split which may occur prior to the date of conversion.  Notice of such conversion shall be in the form of the attached Exhibit “A.”  Within ten (10) days after receipt of a conversion notice, Maker shall deliver a certificate or certificates for the 400,000 shares of common stock bearing a restrictive legend in substantially the same form as appears at the top of this Note.”

2.

Replacement of Exhibit “A”.   The existing Exhibit “A” to the Note is hereby deleted in its entirety and replaced with the following:

NOTICE OF CONVERSION

As of the date written below, the undersigned hereby irrevocably elects to convert the entire principal amount and accrued interest of the Convertible Promissory Note dated March 21, 2003, as amended (the “Note”), into shares of common stock of Nurescell Inc. (the "Company") as provided in the Note (the “Conversion Shares”). If any portion of the Conversion Shares are to be issued to a person other than the undersigned, the undersigned agrees to pay all applicable transfer taxes with respect thereto.

The undersigned represents and warrants that all offers and sales by the undersigned of the Conversion Shares shall be made pursuant to registration of the same under the Securities Act of 1933, or pursuant to an exemption from registration under the Securities Act of 1933. The undersigned acknowledges that the Conversion Shares shall if (and only if) required by law contain the legend set forth at the top of the Note.

Conversion Date:

Number of Shares to be Issued:

Holder (Print True Legal Name):

By:     (Signature of Duly Authorized Representative of Holder)

Address of Holder:

3.

Ratification of Remaining Terms.   Except as expressly set forth in this Amendment, all of the terms and provisions of the Note shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized persons on the date first written above.

Nurescell Inc.

By: /s/ Larry Shatsoff

    Larry Shatsoff, President

Triton Private Equities Fund, L.P.

By: Triton Capital Management, L.L.C.,

      General Partner

By:  John C. Tausche

     John C. Tausche, Member